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                                                                    Exhibit 10.1

                               PURCHASE AGREEMENT

                                      AMONG

                       WINDROSE MEDICAL PROPERTIES, L.P.,

                       WINDROSE MEDICAL PROPERTIES TRUST,

                            WINDROSE CAPITAL TRUST I

                                       AND

                                    AWE, LTD.

                                       AND

                       CREDIT SUISSE SECURITIES (USA) LLC

                                  AS PURCHASERS

                                   ----------

                           Dated as of March 24, 2006

                                   ----------

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                               PURCHASE AGREEMENT
                    ($50,000,000 TRUST PREFERRED SECURITIES)

     THIS PURCHASE AGREEMENT, dated as of March 24, 2006, is entered into among Windrose Medical Properties Trust, a Maryland real estate investment trust (the "Guarantor"), Windrose Medical Properties, L.P., a Virginia limited partnership (the "Company"), Windrose Capital Trust I, a Delaware statutory trust (the "Trust," and, together with the Company, the "Sellers"), and AWE, Ltd. ("AWE") and Credit Suisse Securities (USA) LLC ("Credit Suisse," and, together with AWE, and including any assignee thereof, the "Purchasers").

                                   WITNESSETH:

     WHEREAS, the Sellers propose to issue and sell 50,000 Preferred Securities of the Trust, having a stated liquidation amount of $1,000 per security, bearing a fixed rate per annum equal to 7.22% through the interest payment date in March, 2011, and a variable rate per annum, reset quarterly, equal to LIBOR plus 2.05% thereafter (the "Preferred Securities");

     WHEREAS, the entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $51,000,000 in principal amount of the unsecured junior subordinated notes of the Company (the "Junior Subordinated Notes");

     WHEREAS, the Preferred Securities and the Common Securities for the Trust will be issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of the Closing Date (as defined in Section 2.2 hereof), among the Company, as depositor, Wilmington Trust Company, as property trustee (in such capacity, the "Property Trustee"), and as Delaware Trustee (in such capacity, the "Delaware Trustee"), the Administrative Trustees named therein (in such capacities, the "Administrative Trustees"), the Guarantor and the holders from time to time of undivided beneficial interests in the assets of the Trust; and

     WHEREAS, the Junior Subordinated Notes will be issued pursuant to a Junior Subordinated Indenture, dated as of the Closing Date (the "Indenture"), between the Company, the Guarantor and Wilmington Trust Company, as indenture trustee (in such capacity, the "Indenture Trustee") and will have the benefit of the Guarantee of the Guarantor specified in Article XIII of the Indenture (the "Indenture Guarantee").

     NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Definitions. The Preferred Securities, the Common Securities and the Junior Subordinated Notes are collectively referred to herein as the "Securities." This Purchase Agreement, the Indenture, the Trust Agreement and the Securities are collectively referred to herein as the "Operative Documents." All other capitalized terms used but not defined in this Purchase Agreement shall have the meanings ascribed thereto in the Indenture.

Section 2. Purchase and Sale of the Preferred Securities.


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     2.1 The Sellers agree to sell to the Purchasers, and the Purchasers severally agree to purchase from the Sellers the Preferred Securities for an amount (the "Purchase Price") equal to $50,000,000. In connection with the sale of the Preferred Securities, the Company hereby agrees to pay an aggregate fee of $750,000 (the "Closing Fee") as detailed in the Memorandum of Flow of Funds, dated March 24, 2006, by and among Windrose Medical Properties, L.P., Windrose Capital Trust I and Wilmington Trust Company (the "Flow of Funds Memo"). Although the proceeds of the sale of the Preferred Securities and the Common Securities will be used by the Trust to purchase the Junior Subordinated Notes of the Company, Sellers hereby agree for administrative purposes that the Closing Fee will be netted in part from the payment made by the Purchasers to the Trust for the sale of the Preferred Securities and will be netted in part by the Trust from the amount paid to the Company for the sale of the Junior Subordinated Notes with the remainder of the Closing Fee paid to the introducing agent as more fully set forth in the Flow of Funds Memo. The Purchasers shall be responsible for any and all rating agency costs and expenses, if applicable.

     2.2 Delivery or transfer of, and payment for, the Preferred Securities shall be made at 11:00 A.M. New York time, on March 24, 2006, or such later date (not later than April 21, 2006) as the parties may designate (such date and time of delivery and payment for the Preferred Securities being herein called the "Closing Date"). The Preferred Securities shall be transferred and delivered to the Purchasers against the payment of the Purchase Price to the Sellers made by wire transfer in immediately available funds to a U.S. account designated in writing by the Company.

     2.3 Delivery of the Preferred Securities shall be made at such location, and in such names and denominations, as the Purchasers shall designate on the Closing Date. The Company and the Trust agree to have the Preferred Securities available for inspection and checking by the Purchasers in New York, New York, not later than 2:00 P.M. New York time, on the Closing Date. The closing for the purchase and sale of the Preferred Securities shall occur at the offices of Thacher Proffitt & Wood LLP, Two World Financial Center, New York, New York 10281, or such other place as the parties hereto shall agree.

Section 3. Closing Conditions. The obligations of the parties under this Agreement on the Closing Date are subject to the following conditions:

     3.1 Accuracy of Representations and Warranties. The representations and warranties contained in this Agreement, and the statements of the Sellers and the Guarantor made in any certificates pursuant to this Agreement, shall be accurate as of the date of delivery of the Preferred Securities:

     3.2 Opinions of Counsel. On the Closing Date, the Purchasers shall have received the following favorable opinions or certificate, as the case may be, each dated as of the Closing Date: (a) from Thacher Proffitt & Wood LLP, special counsel for the Purchasers and addressed to the Purchasers, an opinion in substantially the form set forth on Exhibit A-1 attached hereto and incorporated herein by this reference, (b) an Officers' Certificate from the President of the Company addressed to the Purchasers in substantially the form set forth on Exhibit A-2 attached hereto and incorporated herein by this reference, (c) from Thacher Proffitt & Wood LLP, special tax counsel for the Purchasers addressed to the Purchasers and Sellers in substantially the form


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set forth on Exhibit A-3 attached hereto and incorporated herein by this reference, (d) from Morris, James, Hitchens & Williams LLP, special Delaware counsel to the Trust and addressed to the Purchasers, in substantially the form set forth on Exhibit A-4 attached hereto and incorporated herein by this reference, and (e) from Morris, James, Hitchens & Williams LLP, special counsel to the Indenture Trustee, the Property Trustee and the Delaware Trustee and addressed to the Purchasers and the Sellers, in substantially the form set forth on Exhibit A-5 attached hereto and incorporated herein by this reference. Each certificate or opinion addressed to the Purchasers shall state that the first entity, if any, to which the Purchasers transfer any of the Preferred Securities, and, if such transferee is a warehouse entity, the next subsequent transferee that is not a warehouse entity (each, a "Subsequent Purchaser") shall be entitled to rely on such certificate or opinion.

     3.3 Officer's Certificate. Each of the Company and the Guarantor shall have furnished to the Purchasers a certificate, signed by its President and by the Chief Financial Officer, and the Trust shall have furnished to the Purchasers a certificate of the Trust, signed by an Administrative Trustee of the Trust, in each case dated the Closing Date, and, in the case of the Company, as to 3.3.1 and 3.3.2 below and, in the case of the Trust, as to 3.3.1 below:

     3.3.1 the representations and warranties in this Agreement are true and correct on and as of the Closing Date, and the Guarantor, the Company and the Trust have complied with all the agreements and satisfied all the conditions on either of their part to be performed or satisfied at or prior to the Closing Date; and

     3.3.2 since the date of the Financial Statements (as defined below), there has been no material adverse change in the condition (financial or other), earnings, business, or assets of the Guarantor, the Company and their subsidiaries, taken as a whole, whether or not arising from transactions occurring in the ordinary course of business.

     3.4 No Subsequent Change. Subsequent to the execution of this Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business, or assets of the Guarantor, the Company and their subsidiaries, whether or not occurring in the ordinary course of business, the effect of which is, in the Purchasers' reasonable judgment, so material and adverse as to make it impractical or inadvisable to proceed with the purchase of the Preferred Securities.

     3.5 Purchase Permitted by Applicable Laws; Legal Investment. The purchase of and payment for the Preferred Securities as described in this Agreement shall
(a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchasers to any penalty or, in the reasonable judgment of the Purchasers, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchasers are subject.

     3.6 Consents and Permits. The Guarantor, the Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree


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to which the Guarantor, the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

     3.7 Information. Prior to or on the Closing Date, the Guarantor and Sellers shall have furnished to the Purchasers and their counsel such further information, certificates, opinions and documents as the Purchasers or their counsel may reasonably request.

     If any of the conditions specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Purchasers or their counsel, this Agreement and all the Purchasers' obligations hereunder may be canceled at, or any time prior to, the Closing Date by the Purchasers. Notice of such cancellation shall be given to the Sellers in writing or by telephone or facsimile confirmed in writing.

     Each certificate signed by any trustee of the Trust or any officer of the Guarantor or the Company and delivered to the Purchasers or their counsel in connection with the Operative Documents and the transactions contemplated hereby and thereby shall be deemed to be a representation and warranty of the Trust, the Guarantor and/or the Company, as the case may be, and not by such trustee or officer in any individual capacity.

Section 4. Representations and Warranties of the Guarantor and the Sellers. The Guarantor and Sellers jointly and severally represent and warrant to the Purchasers as of the date hereof and as of the Closing Date as follows:

     4.1 Representations and Warranties of the Guarantor, the Company and the Trust. Each of the Guarantor, the Company and the Trust, jointly and severally represents and warrants to, and agrees with the Purchasers, as follows:

          (a) Securities Laws Matters:

               (i) Neither the Guarantor, the Company nor the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on any of their behalf (except for the Purchasers, as to which the Guarantor, the Company and the Trust make no representation) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Securities.

               (ii) Neither the Guarantor, the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf (except for the Purchasers, as to which the Guarantor, the Company and the Trust make no representation) has (i) offered for sale or solicited offers to purchase the Securities, (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities, or (iii) engaged in any "directed selling efforts" within the meaning of Regulation S under the Securities Act ("Regulation S") with respect to the Securities.

               (iii) The Securities (i) are not and have not been listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted on a U.S. automated interdealer quotation system


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and (ii) are not of an open-end investment company, unit investment trust or face-amount certificate company that are, or are required to be, registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Securities otherwise satisfy the eligibility requirements of Rule 144A(d)(3) promulgated pursuant to the Securities Act ("Rule 144A(d)(3)").

               (iv) Neither the Guarantor, the Company nor the Trust is, and, immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom, neither the Guarantor, the Company nor the Trust will be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act.

               (v) Neither the Guarantor, the Company nor the Trust has paid or agreed to pay to any person or entity, directly or indirectly, any fees or other compensation for soliciting another to purchase any of the Securities, except for the Closing Fee.

     4.2 Standing and Qualification of the Trust. To the knowledge of the Guarantor and the Company, the Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. Section 3801, et seq. (the "Statutory Trust Act") with all requisite power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents to which it is a party. To the knowledge of the Guarantor and Company, the Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business, or assets of the Trust, whether or not occurring in the ordinary course of business. The Trust is not a party to, or otherwise bound by, any agreement other than the Operative Documents. The Trust is, and under current law will continue to be, classified for federal income tax purposes as a grantor trust and not as an association or publicly traded partnership taxable as a corporation.

     4.3 Trust Agreement. The Trust Agreement has been duly authorized by the Guarantor, the Company and, on the Closing Date specified in Section 2.3.1, will have been duly executed and delivered by the Guarantor, the Company and the Administrative Trustees of the Trust, and, assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee, will be a legal, valid and binding obligation of the Guarantor, the Company and the Administrative Trustees, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. Each of the Administrative Trustees of the Trust is an employee of the Guarantor, the Company or one of its Subsidiaries and has been duly authorized by the Company to execute and deliver the Trust Agreement. To the knowledge of the Guarantor and the Company, the Trust is not in violation of any provision of the Statutory Trust Act.

     4.4 Indenture. The Indenture has been duly authorized by the Company and the Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and the Guarantor, and, assuming due authorization, execution and delivery by the Indenture Trustee, will be a legal, valid and binding obligation of the Company and the Guarantor


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enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

     4.5 Preferred Securities and Common Securities. The Preferred Securities and the Common Securities have been duly authorized by the Trust and, when authenticated by manual signature of the Property Trustee (as to which the Guarantor and the Sellers make no representation and warranty), issued and delivered against payment therefor on the Closing Date to the Purchasers in accordance with this Agreement, in the case of the Preferred Securities, and to the Company in accordance with the Common Securities Subscription Agreement between the Company and the Trust, dated as of the Closing Date, in the case of the Common Securities, will be validly issued, fully paid and nonassessable and will represent undivided beneficial interests in the assets of the Trust entitled to the benefits of the Trust Agreement, enforceable against the Trust in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. The issuance of the Securities is not subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance (each, a "Lien").

     4.6 Junior Subordinated Notes. The Junior Subordinated Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture and, when authenticated in the manner provided for in the Indenture and delivered to the Trust against payment therefor in accordance with the Junior Subordinated Note Subscription Agreement between the Company and the Trust, dated as of the Closing Date, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

     4.7 Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Guarantor, the Company and the Trust and constitutes the legal, valid and binding obligation of the Guarantor, the Company and the Trust, enforceable against the Guarantor, the Company and the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

     4.8 Defaults. The issue and sale of the Common Securities, the Preferred Securities or the Junior Subordinated Notes, the purchase of the Junior Subordinated Notes by the Trust, the execution and delivery of and compliance with the Operative Documents by the Guarantor, the Company or the Trust, to the extent a party thereto, the consummation of the transactions contemplated herein or therein, or the use of the proceeds therefrom, (i) will not conflict with or constitute a breach of, or a default under, the Trust Agreement or the charter or bylaws, the certificate of limited partnership or limited partnership agreement or the certificate of formation or limited liability company operating agreement of the Guarantor, the Company or any subsidiary of the Guarantor or the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Guarantor or


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the Company or any of their subsidiaries, or their respective properties or assets (collectively, "Governmental Entities"), (ii) except as provided in
Schedule 4.8, will not conflict with or constitute a violation or breach of, or a default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien upon any property or assets of the Trust, the Guarantor, the Company or any of their subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which (A) the Trust, the Guarantor, the Company or any of their subsidiaries is a party or by which it or any of them may be bound, or (B) any of the property or assets of any of them is subject, or any judgment, order or decree of any court, Governmental Entity or arbitrator, except, in the case of this clause or (iii), for such conflicts, breaches, violations, defaults, Repayment Events (as defined below) or Liens which (X) would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents and (Y) would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, liabilities and assets (taken as a whole) of the Guarantor, the Company and their subsidiaries taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect"). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust, the Guarantor or the Company or any of their subsidiaries prior to its scheduled maturity.

     4.9 Organization, Standing and Qualification of the Company. The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of Virginia, with all requisite partnership power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign limited partnership in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

     4.10 Organization, Standing and Qualification of the Guarantor. The Guarantor has been duly incorporated and is validly existing as a real estate investment trust in good standing under the laws of Maryland, with all requisite corporate power and authority to own, lease and operate its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Guarantor to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

     4.11 Subsidiaries of the Guarantor and the Company. The Guarantor has no subsidiaries that were "significant subsidiaries" as of December 31, 2005 (as defined in Rule 1-02 of Regulation S-X) other than the Company. The Company has no subsidiaries that were "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) as of December 31, 2005.

     4.12 Government Licenses; Laws. Each of the Trust, the Guarantor, the Company and each of their subsidiaries hold all necessary approvals, authorizations, orders, licenses, certificates and permits (collectively, "Government Licenses") of and from Governmental


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Entities necessary to conduct its respective business as now being conducted, and neither the Trust, the Guarantor, the Company nor any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government License, except where the failure to be so licensed or approved or the receipt of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, have a Material Adverse Effect; all of the Government Licenses are valid and in full force and effect, except where the invalidity or the failure of such Government Licenses to be in full force and effect, would not, singly or in the aggregate, have a Material Adverse Effect; and the Guarantor, the Company and their subsidiaries are in compliance with all applicable laws, rules, regulations, judgments, orders, decrees and consents, except where the failure to be in compliance would not, singly or in the aggregate, have a Material Adverse Effect.

     4.13 Stock. All of the issued and outstanding shares of capital stock, partnership interests or membership interests of the Guarantor, the Company and each of their subsidiaries are validly issued, fully paid and nonassessable; all of the issued and outstanding capital stock, partnership interests or membership interests of each subsidiary of the Guarantor or the Company that the Guarantor or the Company owns, as applicable, directly or through subsidiaries, is free and clear of any Lien, claim or equitable right, other than in connection with or due to Senior Debt (as defined in the Indenture); and none of the issued and outstanding capital stock of the Guarantor or the Company or any subsidiary was issued in violation of any preemptive or similar rights arising by operation of law, under the charter or by-laws, certificate of limited partnership or limited partnership agreement or the certificate of formation or limited liability company operating agreement of such entity or under any agreement to which the Guarantor, the Company or any of their subsidiaries is a party.

     4.14 Property. Each of the Trust, the Guarantor, the Company and each subsidiary of the Company and the Guarantor has good and marketable title to all of its respective real and personal properties, in each case free and clear of all Liens and defects, except for those that would not, singly or in the aggregate, have a Material Adverse Effect; and all of the leases and subleases under which the Trust, the Guarantor, the Company or any subsidiary of the Company or the Guarantor holds properties are in full force and effect, except where the failure of such leases and subleases to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect and none of the Trust, the Guarantor, the Company or any subsidiary of the Company or the Guarantor has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Guarantor, the Company or any subsidiary of the Company or the Guarantor under any such leases or subleases, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims that would not, singly or in the aggregate, have a Material Adverse Effect.

     4.15 Conflicts, Authorizations and Approvals. Neither the Guarantor, the Company nor any of their subsidiaries is (i) in violation of its respective charter, bylaws, certificate of limited partnership, limited partnership agreement, certificate of formation, limited liability company operating agreement or similar organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Guarantor, the Company or any such subsidiary is a party or by which it or any


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of them may be bound or to which any of the property or assets of any of them is subject, except, in the case of clause (ii), where such default would not, singly or in the aggregate, have a Material Adverse Effect. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Trust, the Guarantor, or the Company of their respective obligations under the Operative Documents, as applicable, or the consummation by the Trust, the Guarantor, and the Company of the transactions contemplated by the Operative Documents.

     4.16 Financial Statements.

          (a) The audited consolidated financial statements (including the notes thereto) and schedules of the Guarantor and its consolidated subsidiaries at and for each of the three fiscal years ended December 31, 2005, (the "Financial Statements") provided to the Purchasers are the most recently available audited consolidated financial statements of the Guarantor and its consolidated subsidiaries, respectively, and fairly present in all material respects, in accordance with U.S. generally accepted accounting principles ("GAAP"), the financial position of the Guarantor and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the dates and for the periods therein specified. Such consolidated financial statements and schedules have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as otherwise noted therein).

          (b) Since the date of the Financial Statements, there has not been (A) any material adverse change or development with respect to the condition (financial or otherwise), earnings, business or assets of the Guarantor and its subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business or (B) any dividend or distribution of any kind declared, paid or made by the Guarantor on any class of its capital stock other than regular quarterly dividends on the Guarantor's common and preferred stock.

          (c) The accountants of the Guarantor who certified the Financial Statements are independent public accountants of the Guarantor and its subsidiaries within the meaning of the Securities Act and the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder.

     4.17 No Undisclosed Liabilities. None of the Trust, the Guarantor, the Company nor any of their subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Guarantor, the Company or their subsidiaries that could give rise to any such liability), except for (i) liabilities set forth in the Financial Statements and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Trust, the Guarantor, the Company and all of their subsidiaries since the date of the most recent balance sheet included in such Financial Statements.


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     4.18 Litigation. There is no action, suit or proceeding before or by any
Governmental Entity, arbitrator or court, domestic or foreign, now pending or, to the knowledge of the Guarantor, the Company or the Trust after due inquiry, threatened against or affecting the Trust, the Guarantor, or the Company or any of their subsidiaries, except for such actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by the Operative Documents or have a Material Adverse Effect; and the aggregate of all pending legal or governmental proceedings to which the Trust, the Guarantor or the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is subject, including ordinary routine litigation incidental to the business, are not expected to result in a Material Adverse Effect.

     4.19 No Labor Disputes. No labor dispute with the employees of the Trust, the Guarantor, the Company or any of their subsidiaries exists or, to the knowledge of the executive officers of the Trust, the Guarantor, or the Company, is imminent, except those which would not, singly or in the aggregate, have a Material Adverse Effect.

     4.20 Filings with the SEC. The documents of the Guarantor filed with the SEC in accordance with the Exchange Act, from and including the commencement of the fiscal year covered by the Guarantor's most recent Annual Report on Form 10-K, at the time they were filed by the Guarantor with the SEC (collectively, the "1934 Act Reports"), complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder (the "1934 Act Regulations"), and, did not at the time of filing, and at the date of this Agreement and on the Closing Date do not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Guarantor's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the SEC to which the Guarantor or any of its subsidiaries is a party. The Guarantor is in compliance with all currently applicable requirements of the Exchange Act and the 1934 Act Regulations that were added by the Sarbanes-Oxley Act of 2002.

     4.21 Tax Returns. The Guarantor and the Company have timely and duly filed all Tax Returns (defined below) required to be filed by them or have obtained a valid extension of such filing, and all such Tax Returns were, when filed, true, correct and complete in all material respects. The Guarantor and the Company have timely and duly paid in full all material Taxes required to be paid by them (whether or not such amounts are shown as due on any Tax Return). There are no federal, state, or other Tax audits or deficiency assessments proposed or pending with respect to the Guarantor or the Company, and no such audits or assessments are threatened. As used herein, the terms "Tax" or "Taxes" mean (i) all federal, state, local, and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, imposed by any Governmental Entity, and (ii) all liabilities in respect of such amounts arising as a result of being a member of any affiliated, consolidated, combined, unitary or similar group, as a successor to another person or by contract. As used herein, the term "Tax Returns" means all federal, state, local, and foreign Tax returns, declarations, statements, reports, schedules, forms, and information returns and any amendments thereto filed or required to be filed with any Governmental Entity.

     4.22 Taxes. The Trust will not be subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Notes, interest payable by the Company on the Junior Subordinated Notes will be deductible by the Company, in whole or in part, for United States federal income tax purposes, and the Trust is not, or will not be within ninety (90) days of the date hereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges. There are no rulemaking or similar proceedings before the United States Internal Revenue Service or comparable federal, state, local or foreign government bodies which involve or affect the Guarantor, the Company or any subsidiary, which, if the subject of an action unfavorable to the Guarantor, the Company or any subsidiary, could result in a Material Adverse Effect.

     4.23 Books and Records. The books, records and accounts of the Guarantor, the Company and their subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Guarantor, the Company and their subsidiaries. The Guarantor, the Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.24 Insurance. The Guarantor and the Company are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts in all material respects as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions contemplated hereby, including, but not limited to, real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against. All policies of insurance and fidelity or surety bonds insuring the Guarantor or the Company or the Guarantor's or the Company's respective businesses, assets, employees, officers and directors are in full force and effect. The Guarantor and the Company are in compliance with the terms of such policies and instruments in all material respects. Neither the Guarantor nor the Company has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Within the past twelve months, neither the Guarantor nor the Company has been denied any insurance coverage which it has sought or for which it has applied.

     4.25 Corporate Funds. The Guarantor, the Company and their subsidiaries or to the Company's and the Guarantor's knowledge any person acting on their behalf including, without limitation, any director, officer, agent or employee of the Guarantor, the Company or their subsidiaries has not, directly or indirectly, while acting on behalf of the Guarantor, the Company and their subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

     4.26 Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) the Guarantor, the Company and their subsidiaries have been and are in compliance with applicable Environmental Laws (as defined below), (ii) none of the Guarantor, the Company, any of their subsidiaries or, to the best of the Guarantor's or the Company's knowledge, any other owners of any of the real property owned, leased, operated or managed by the Guarantor, the Company or any of their subsidiaries (the "Properties") at any time or any other party, has at any time released (as such term is defined in CERCLA (as defined below)) or otherwise disposed of Hazardous Materials (as defined below) on, to, in, under or from the Properties or any other real properties previously owned, leased or operated by the Guarantor or the Company or any of their subsidiaries, (iii) neither the Guarantor, the Company nor any of their subsidiaries intends to use the Properties or any subsequently acquired properties, other than in compliance with applicable Environmental Laws, (iv) neither the Guarantor, the Company nor any of their subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law with respect to the Properties, any other real properties previously owned, leased or operated by the Guarantor, the Company or any of their subsidiaries, or their respective assets or arising out of the conduct of the Guarantor, the Company or their subsidiaries, (v) none of the Properties are included or, to the knowledge of the Guarantor or the Company, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to the knowledge of the Guarantor or the Company, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Entity, (vi) none of the Guarantor, the Company, any of their subsidiaries or agents or, to the knowledge of the Guarantor or the Company, any other person or entity for whose conduct any of them is or may be held responsible, has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Material at any of the Properties, except in compliance with all applicable Environmental Laws, and has not transported or arranged for the transport of any Hazardous Material from the Properties or any other real properties previously owned, leased or operated by the Guarantor, the Company or any of their subsidiaries to another property, except in compliance with all applicable Environmental Laws, (vii) no lien has been imposed on the Properties by any Governmental Entity in connection with the presence on or off such Property of any Hazardous Material, and (viii) none of the Guarantor, the Company, any of their subsidiaries or, to the knowledge of the Guarantor or the Company, any other person or entity for whose conduct any of them is or may be held responsible, has entered into or been subject to any consent decree, compliance order, or administrative order with respect to the Properties or any facilities or improvements or any operations or activities thereon.

As used herein, "Hazardous Material" shall include, without limitation, any flammable materials, explosives, radioactive materials, hazardous materials, hazardous substances, hazardous wastes, toxic substances or related materials, asbestos, petroleum, petroleum products and any hazardous material as defined by any federal, state or local environmental law, statute, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response,

Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 5101-5127, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, and any analogous state laws, as any of the above may be amended from time to time and in the regulations promulgated pursuant to each of the foregoing (including environmental statutes and laws not specifically defined herein) (individually, an "Environmental Law" and collectively, the "Environmental Laws") or by any Governmental Entity.

     4.27 Review of Environmental Laws. In the ordinary course of their business, the Guarantor and the Company periodically review the effect of Environmental Laws on the business, operations and properties of the Company and their subsidiaries, and periodically identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and the amount of their established reserves, the Guarantor and the Company have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Effect.

     4.28 REIT Status. The Guarantor is organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the present and contemplated method of operation of the Guarantor and its subsidiaries does and will enable the Guarantor to meet the requirements for taxation as a REIT under the Code.

     4.29 OSHA Compliance. Neither the Guarantor, the Company nor any of their subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health and the Guarantor, the Company and their subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Guarantor, the Company and each of their subsidiaries is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect.

     4.30 Information. The information provided by the Guarantor, the Company and the Trust pursuant to this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section 5. Representations and Warranties of the Purchasers. Each of the Purchasers severally represents and warrants to, and agrees with, the Guarantor, the Company and the Trust as follows:

     5.1 Each of the Purchasers is duly organized, validly existing and in good standing under its respective laws of organization.

     5.2 Each of the Purchasers understands and acknowledges that the Preferred Securities, the Notes and the Indenture Guarantee (i) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, (ii) are being offered for sale by the Trust in transactions not requiring registration under the Securities Act and (iii) may not be offered, sold, pledged or otherwise transferred by the Purchasers except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

     5.3 Each of the Purchasers has all requisite power and authority to enter into this Agreement.

     5.4 Each of the Purchasers represents and warrants that it is purchasing the Preferred Securities for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Preferred Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law. Each of the Purchasers understands that no public market exists for any of the Preferred Securities, and that it is unlikely that a public market will ever exist for the Preferred Securities.

     5.5 Neither the Purchasers, nor any of the Purchasers' affiliates, nor any person acting on the Purchasers' or the Purchasers' affiliates' behalf, has engaged or will engage, in any form of "general solicitation or general advertising" (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Preferred Securities.

     5.6 Each of the Purchasers represents and warrants that (a) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary; (b) it has had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Guarantor and the Sellers concerning their respective financial condition and results of operations and the purchase of the Preferred Securities and any such questions have been answered to its satisfaction; (c) it has had the opportunity to review all publicly available records and filings concerning the Guarantor and the Sellers and it has carefully reviewed such records and filings that it considers relevant to making an investment decision; and (d) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by the Guarantor and the Sellers.

     5.7 Each of the Purchasers represents and warrants that it is an institutional "accredited investor" within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.

Section 5.a Representations and Warranties of AWE.

     5.a.1 As used herein "Blocked Party" shall mean any party or nation that
(a) is listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the U.S. Treasury ("OFAC") pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) or other similar requirements contained in the rules and regulations of OFAC (the "Order") or in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the "Orders") or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the "Lists"); or (b) has been determined by competent authority to be subject to the prohibitions contained in the Orders.

     5.a.2 As a material inducement for the Sellers entering into this Agreement, AWE represents and warrants that none of AWE, any Affiliate of AWE, or any beneficial owner of AWE or any such partner, member or stockholder of AWE (collectively, an "AWE Owner"): (a) is a Blocked Party; (b) is owned or controlled by, or is acting, directly or indirectly, for or on behalf of, any Blocked Party; or (c) has instigated, negotiated, facilitated, executed or otherwise engaged in this Agreement, directly or indirectly, on behalf of any Blocked Party.

     5.a.3 AWE shall not (a) transfer or permit the transfer of any interest in AWE or any AWE Owner to any Blocked Party; or (b) make a transfer to any Blocked Party or party who is engaged in illegal activities.

Section 5.b Representations and Warranties of Credit Suisse.

     5.b.1 Credit Suisse represents and warrants that pursuant to the USA PATRIOT Act, it has an anti-money laundering program in place.

Section 6. Covenants of the Guarantor and the Sellers. The Guarantor and the Sellers covenant and agree with the Purchasers as follows:

     6.1 Sale and Registration of Securities. None of the Guarantor, the Company or the Trust will, nor will any of them permit any of their Affiliates to, nor will any of them permit any person acting on its or their behalf (other than the Purchasers and their Affiliates and assignees) to, directly or indirectly, (i) resell any Preferred Securities that have been acquired by any of them, (ii) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could reasonably be deemed to be integrated with the sale of the Preferred Securities in any manner that would require the registration of the Securities under the Securities Act or (iii) make offers or sales of any such Security, or solicit offers to buy any such Security, under any circumstances that would require the registration of any of such Securities under the Securities Act.

     6.2 Integration. Neither the Guarantor, the Company nor the Trust will, until one hundred eighty (180) days following the Closing Date, without the Purchasers' prior written consent, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, (i) any Preferred Securities or other securities of the Trust other than as contemplated by this Agreement or (ii) any other securities convertible into, or exercisable or exchangeable for, any Preferred Securities or other securities of the Trust.

     6.3 Qualification of Securities. The Company and the Trust will arrange for the qualification of the Preferred Securities for sale under the laws of such jurisdictions as the Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Preferred Securities. The Company or the Trust, as the case may be, will promptly advise the Purchasers of the receipt by the Company or the Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Preferred Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     6.4 Use of Proceeds. The Trust shall use the proceeds from the sale of the Preferred Securities and the Common Securities to purchase the Junior Subordinated Notes from the Company.

     6.5 Investment Company. So long as any of the Securities are outstanding,
(i) the Securities shall not be listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system, (ii) neither the Guarantor, the Company nor the Trust shall be an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under
Section 8 of the Investment Company Act, and the Securities shall otherwise satisfy the eligibility requirements of Rule 144A(d)(3) and (iii) neither the Guarantor, the Company nor the Trust shall engage, or permit any subsidiary to engage, in any activity which would cause it or any subsidiary to be an "investment company" under the provisions of the Investment Company Act.

     6.6 Solicitation and Advertising. Neither the Guarantor, the Company nor the Trust will, nor will any of them permit any of their Affiliates or any person acting on their behalf to, (i) engage in any "directed selling efforts" within the meaning of Regulation S under the Securities Act or (ii) engage in any form of "general solicitation or general advertising" (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

     6.7 Compliance with Rule 144A(d)(4) under the Securities Act. So long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Guarantor and the Sellers will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, or the Sellers are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. The information provided by the Guarantor and the Sellers pursuant to this Section
6.8 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Guarantor, the Company and the Trust are required to register under the Exchange Act, such reports filed in compliance with Rule 12g3-2(b) shall be sufficient information as required above. This covenant is intended to be for the benefit of the Purchasers, the holders of the Securities, and the prospective purchasers designated by such holders, from time to time, of the Securities.

     6.8 Reports. The Guarantor shall furnish to (i) the Purchasers and any subsequent holder of the Securities, and (ii) any beneficial owner of the Securities reasonably identified to the Guarantor (which identification may be made by either such beneficial owner or by the Purchasers), a duly completed and executed certificate in the form attached hereto as Annex F, including the financial statements referenced in such Annex, which certificate and financial statements shall be so furnished by the Guarantor not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Guarantor and not later than ninety (90) days after the end of each fiscal year of the Guarantor.

Section 7. Payment of Expenses. The Guarantor and the Company hereby covenant and agree that they shall pay (without duplication) or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Sellers under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, including (i) the fees and expenses of the counsel, the accountants and any other experts or advisors retained by the Guarantor, the Company and the Trust; (ii) in accordance with the Fee Agreement, between Wilmington Trust Company, the Company and the Guarantor, dated as of March 24, 2006, the fees and all reasonable expenses of the Property Trustee, the Delaware Trustee, the Indenture Trustee and any other trustee or paying agent appointed under the Operative Documents, including the fees and disbursements of counsel for such trustees; (iii) the fees and all reasonable expenses of Thacher Proffitt & Wood LLP, special counsel retained by the Purchasers, which fees and expenses shall not exceed $32,000; (iv) a due diligence fee in an amount equal to $12,500; and
(v) a PORTAL eligibility fee of $2,000.

Section 8. Indemnification & Contribution.

     8.1 Indemnification.

     8.1.1 The Guarantor, the Company and the Trust agree jointly and severally to indemnify and hold harmless the Purchasers, a Subsequent Purchaser and their respective affiliates (collectively, the "Indemnified Parties") and the Indemnified Parties' respective directors, officers, employees and agents and each person who "controls" the Indemnified Parties within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any information or documents furnished or made available to the Purchasers by or on behalf of the Guarantor or the Company,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) the breach or alleged breach of any representation, warranty or agreement of the Guarantor or either Seller contained herein, and agrees to reimburse each such Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Guarantor, the Company or the Trust may otherwise have.

     8.1.2 Promptly after receipt by an Indemnified Party under this Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, promptly notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under Section 8.1.1 above unless and to the extent that such failure results in the forfeiture by the indemnifying party of material rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnified Party other than the indemnification obligation provided in Section 8.1.1 above. The Purchasers shall be entitled to appoint counsel to represent the Indemnified Party in any action for which indemnification is sought. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the Indemnified Party) also be counsel to the Indemnified Party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the Indemnified Party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding; provided, however, that should the Indemnified Party disapprove of a settlement proposal in writing within the 10-day period prior to a proposed settlement and desire to have the indemnifying party tender the defense of such matter back to the Indemnified Party, the Indemnified Party shall thereafter have all of the responsibility for defending, contesting and settling such claim but shall not be entitled to indemnification by the indemnifying party to the extent that, upon final resolution of such claim, the indemnifying party's liability to the Indemnified Party but for this proviso exceeds what the indemnifying party's liability to the Indemnified Party would have been if the indemnifying party were permitted to settle such claim in the absence of the Indemnified Party exercising its right pursuant to this proviso.

     8.2 Contribution.

     8.2.1 In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in Section 8.1 hereof is for any reason held to be unenforceable for the benefit of an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor and the Sellers, on the one hand, and the Purchasers and their affiliates, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Guarantor and the Sellers, on the one hand, and the Purchasers and their affiliates, on the other hand, in connection with the statements, omissions or breaches, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     8.2.2 The relative benefits received by the Guarantor and the Sellers, on the one hand, and the Purchasers and their affiliates, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Guarantor and the Sellers and the Closing Fee received by the Purchasers and their affiliates bear to the aggregate of such net proceeds and Closing Fee.

     8.2.3 The Guarantor and the Sellers and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8.2 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 8.2. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section
8.2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

     8.2.4 Notwithstanding any provision of this Section 8 to the contrary, the Purchasers and their affiliates shall not be required to contribute any amount in excess of the amount of the Closing Fee, and the Guarantor and the Sellers shall not be required to contribute any amount in excess of the total net proceeds from the offering of the Securities (before deducting expenses) received by the Guarantor and the Sellers.

     8.2.5 No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8.2.6 For purposes of this Section 8.2, the Purchasers, each person, if any, who controls the Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective partners, directors, officers, employees and agents of the Purchasers or any such controlling person shall have the same rights to contribution as the Purchasers, while each officer and trustee of the Guarantor and the general partner of the Company, each trustee of the Trust and each person, if any, who controls the Guarantor or the

Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Guarantor and the Sellers.

     8.3 Additional Remedies. The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Guarantor or the Sellers may otherwise have to any Indemnified Party.

     8.4 Additional Indemnification. The Guarantor and the Company shall indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 8.1 through 8.3 hereof.

Section 9. Rights and Responsibilities of Purchasers.

     9.1 Reliance. In performing its duties under this Agreement, the Purchasers shall be entitled to rely upon any notice, signature or writing which it shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Purchasers may rely upon any opinions or certificates or other documents delivered by the Sellers or their counsel or designees to the Purchasers.

     9.2 Rights of Purchasers. In connection with the performance of its duties under this Agreement, the Purchasers shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Purchasers were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance.

Section 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Purchasers, by notice given to the Guarantor and the Sellers prior to delivery of and payment for the Preferred Securities, if prior to such time (i) a downgrading shall have occurred in the rating, if any, accorded the Guarantor's or the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is used by the SEC in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Guarantor's or the Company's debt securities or preferred stock, (ii) the Trust shall be unable to sell and deliver to the Purchasers at least $50,000,000 stated liquidation value of Preferred Securities, (iii) a suspension or material limitation in trading in securities generally shall have occurred on the New York Stock Exchange, (iv) a suspension or material limitation in trading in any of the Guarantor's or the Company's securities shall have occurred on the exchange or quotation system upon which the Guarantor's or the Company's securities are traded, if any, (v) there shall have occurred any outbreak or escalation of hostilities, or declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the Purchasers' judgment, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Securities.

Section 11. Miscellaneous.

     11.1 Disclosure Schedule. The term "Disclosure Schedule," as used herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 4 hereof. The Disclosure Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 4. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the immediately preceding sentence, the mere listing (or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself. Information provided by the Guarantor or the Company in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 4 hereof unless such information is specifically included on the Disclosure Schedule in accordance with the provisions of this Section 11.1.

     11.2 Notices. All communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered by hand or courier or sent by facsimile and confirmed:

If to the AWE, to:

                         AWE, Ltd.
                         c/o Maples Finance Limited
                         P.O. Box 1093 GT
                         Queensgate House
                         South Church Street
                         George Town
                         Grand Cayman, Cayman Islands
                         Facsimile: (345) 945-7100
                         Telephone: (345) 945-7099
                         Attention: The Directors

If to Credit Suisse, to:

                         Credit Suisse Securities (USA) LLC
                         Eleven Madison Avenue
                         New York, New York 10010
                         Facsimile: (212)743-5043
                         Telephone: (212) 325-1870
                         Attention: The CDO Group

with a copy to:

                         Thacher Proffitt & Wood LLP
                         Two World Financial Center
                         New York, New York 10281
                         Facsimile: (212) 912-7751
                         Telephone: (212) 912-7400
                         Attention: Mark I. Sokolow, Esq.

if to the Sellers, to:

                         Windrose Medical Properties, L.P.
                         3502 Woodview Trace, Suite 210
                         Indianapolis, IN 46268
                         Facsimile: (317) 860-9128
                         Telephone: (317) 860-8180
                         Attention: President

if to the Guarantor, to:

                         Windrose Medical Properties Trust
                         3502 Woodview Trace, Suite 210
                         Indianapolis, IN 46268
                         Facsimile: (317) 860-9128
                         Telephone: (317) 860-8180
                         Attention: President

with a copy to:

                         Hunton & Williams LLP
                         Riverfront Plaza, East Tower
                         951 East Byrd Street
                         Richmond, VA 23219
                         Facsimile: (804) 788-8218
                         Telephone: (804) 788-8200
                         Attention: David C. Wright, Esq.

     All such notices and communications shall be deemed to have been duly given
(i) at the time delivered by hand, if personally delivered, (ii) five business days after being deposited in the mail, postage prepaid, if mailed, (iii) when answered back, if telexed, (iv) the next business day after being telecopied, or
(v) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next-day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Purchasers, the Sellers and the Guarantor, and their respective counsel, may change their respective notice addresses, from time to time, by written notice to all of the foregoing persons.

     11.3 Parties in Interest, Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the parties hereto and the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 8 hereof, their successors, assigns, heirs and legal representatives, and any Subsequent Purchaser, any right or obligation hereunder. None of the rights or obligations of the Sellers or the Guarantor under this Agreement may be assigned, whether by operation of law or otherwise, without the Purchasers' prior written consent. The rights and obligations of the Purchasers under this Agreement may be assigned by such party without the Sellers' and the Guarantor's consent; provided that the assignee assumes the obligations of such party under this Agreement.

     11.4 Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by each of the parties hereto.

     11.5 Counterparts and Facsimile. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by any one or more of the parties hereto by facsimile which shall be effective as delivery of a manually executed counterpart hereof.

     11.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.7 Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

     11.8 Submission to Jurisdiction.

          (a) ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY HERETO OR WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN). BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND COURTS OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          (b) In connection with any such legal action or proceeding between the Guarantor and the Seller on the one hand and the Purchasers on the other hand, or any of their permitted successors and assigns, relating to a claim of a breach of a representation or warranty made by the Purchasers herein, the non-prevailing party or parties shall be obligated to reimburse the prevailing party or parties for all of the reasonable costs and expenses (including reasonable legal fees and expenses) incurred by the prevailing party or parties in connection with any such legal action or proceeding.

     11.9 Entire Agreement. This Agreement, together with the Operative Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Operative Documents and the other documents delivered in connection with the transaction contemplated by this Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     11.10 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Purchasers', Guarantor's and Seller's rights and privileges shall be enforceable to the fullest extent permitted by law.

     11.11 Survival. The respective agreements, representations, warranties, indemnities and other statements of the Guarantor, the Company and the Trust and their respective officers or trustees and of the Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchasers, the Guarantor, the Company or the Trust or any of their respective officers, directors, trustees or controlling persons, and will survive delivery of and payment for the Preferred Securities. The provisions of Sections 7 and 8 shall survive the termination or cancellation of this Agreement.

                     Signatures appear on the following page

     IN WITNESS WHEREOF, this Purchase Agreement has been entered into as of the date first written above.

                                        WINDROSE MEDICAL PROPERTIES, L.P.

                                        By: WINDROSE MEDICAL PROPERTIES TRUST,
                                            its general partner


                                        By: /s/ Frederick L. Farrar
                                            ------------------------------------
                                            Frederick L. Farrar
                                            President, Chief Operating Officer
                                            and Treasurer


                                        WINDROSE MEDICAL PROPERTIES TRUST


                                        By: /s/ Frederick L. Farrar
                                            ------------------------------------
                                            Frederick L. Farrar
                                            President, Chief Operating Officer
                                            and Treasurer


                                        WINDROSE CAPITAL TRUST I,

                                        By: WINDROSE MEDICAL PROPERTIES, L.P.,
                                            as Depositor

                                        By: WINDROSE MEDICAL PROPERTIES TRUST,
                                            its general partner


                                        By: /s/ Frederick L. Farrar
                                            ------------------------------------
                                            Frederick L. Farrar
                                            President, Chief Operating Officer
                                            and Treasurer


AWE, LTD.,                              Credit Suisse Securities (USA) LLC,
as Purchaser,                           as Purchaser

By: ATTENTUS MANAGEMENT GROUP, LLC,
    as Portfolio Manager


By: /s/ John M. Stein                   By: /s/ Steven Hilfer
    ---------------------------------       ------------------------------------
Name: John M. Stein                     Name: Steven Hilfer
      -------------------------------         ----------------------------------
Title: Managing Director                Title: Managing Director
       ------------------------------          ---------------------------------

                                                                    Schedule 4.8

The Company, the Guarantor and KeyBank National Association entered into a Bridge Loan Agreement, dated December 6, 2005, by and among the Company, the Guarantor and KeyBank National Association (the "Bridge Loan") which currently restricts the Company's ability to incur additional debt. Immediately following the Company's receipt of the proceeds from the issuance of the Notes, the Company will repay all amounts outstanding under the Bridge Loan and terminate the Bridge Loan.


                                       27